Exhibit 10.5
English Translation

Confidential
August 8, 2011
Bloomgain Investment Limited and CDI CHINA, INC. in regards to Acquisition of 51% Interest in Pan Asia Magnesium Co., Ltd
Addendum (IV) to the Stock Transfer Agreement

Addendum IV to the Stock Transfer Agreement (“Addendum IV”) signed by the below parties on August 8, 2011.

(1)
Bloomgain Investment Limited，a Limited Liability Company registered in the British Virgin Islands, registered address is: OMC Chambers, P.O. Box3152, Road Town, Tortola, British Virgin Islands (“Buyer”);

(2)	CDI CHINA, INC.，a Limited Liability Company registered in Florida, USA, registered address is: 431 Fairway Drive, Suite 200 Deerfield Beach, FL 33441 U.S.A (“Seller”)

Together the Buyer and Seller may be referred to as the “Parties”; “Party” refers to any one of the Parties.

Through negotiation and consultation, the Parties agrees to sign this addendum to the Pan Asia 51% stock transfer agreement (“Original Agreement”) dated March 7, 2011, Addendum I and Addendum II dated March 7, 2011 and Addendum III dated June 23, 2011 to the stock transfer agreement (“Addendum I”, “Addendum II” and “Addendum III”, respectively) of Pan Asia Magnesium Co., Ltd (“Target Company”) .

I.	The clause in regards to the payment time under Section 3.2 of the Agreement is hereby amended from the “15 days” to “prior to September 15, 2011”.

II.	Section 4.3 of the Agreement is hereby amended from “60 days after the date of execution” to “after the date of execution, prior to September 15, 2011”.

III.
The Agreement and the Annexes shall take effect on the date (the “Effective Date”) this Addendum IV is signed by the Parties in recognition of the consent by the owners of 49% of the Membership Interests in the Company to permit the transfer of Seller’s 51% Membership Interest to Buyer under the terms of the Original Agreement, as amended.

IV.
If there is dispute between this addendum and the Original Agreement, the Addendum I, r Addendum II, Addendum III, this Addendum IV shall prevail. This Addendum IV shall act as supplementary agreement to the Agreement, and is automatically terminated at the termination of the Agreement.

V.	This Addendum IV shall have four copies of the same format, each party holds two copies.

No text below

IN WITNESS WHEREOF, the parties signed this agreement dated above.

Authorized Representative /s/ Wuliang Zhang Bloomgain Investment Limited	Authorized Representative /s/ Yuwei Huang CDI CHINA, INC.